UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 3, 2005
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                       FIRST NIAGARA FINANCIAL GROUP, INC.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                    000-23975                  42-1556195
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(State or Other Jurisdiction     (Commission File No.)        (I.R.S. Employer
      of Incorporation)                                      Identification No.)

6950 South Transit Road, P.O. Box 514, Lockport, New York             14095-0514
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code: (716) 625-7500
                                                    --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01 Entry into a Material Definitive Agreement.

            On May 3, 2005, the stockholders of First Niagara Financial Group, Inc. (the "Company") approved the Amended and Restated First Niagara Financial Group, Inc 2002 Long-Term Incentive Stock Benefit Plan (the "Plan"). The purpose of the Plan is to continue to provide key employees and directors of the Company with incentive to achieve the Company's performance objectives through the grant of stock options, stock appreciation rights or stock awards. The Plan increased the number of shares available for issuance under the First Niagara Financial Group, Inc. 2002 Long-Term Incentive Plan by 5,862,031 shares and brought that plan into compliance with recent tax law changes.

            The above description of certain terms and conditions of the Plan is qualified in its entirety by reference to the full text of the Plan, which is filed as Exhibit 10 to this Form 8-K and is incorporated by reference in its entirety.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

            At the Annual Meeting of Stockholders of the Company held on May 3, 2005, the Company announced the retirement of Kathleen P. Monti, Executive Vice President and Chief Administrative Officer, effective May 27, 2005. Ms. Monti joined the Company in 1993 and has held a variety of senior management positions since that time. Ms. Monti's responsibilities will be assumed by other executive officers of the Company.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No. 10 - First Niagara Financial Group, Inc. Amended and Restated 2002
                 Long-Term Incentive Stock Benefit Plan

                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            FIRST NIAGARA FINANCIAL GROUP, INC.


DATE: May 6, 2005                           By: /s/ John R. Koelmel
                                                --------------------------------
                                                John R. Koelmel
                                                Chief Financial Officer
                                                (Duly authorized representative)